SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):           25-Apr-02

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1
(Exact name of registrant as specified in its charter)


          Delaware                      333-61840-01             13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

  On   25-Apr-02   a scheduled distribution was made from the Trust
     to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Apr-02
     The Monthly Report is filed pursuant to and in accordance with
     (1) numerous no-action letters (2) current Commission policy in the area.





     A.   Monthly Report Information
          See Exhibit No.1


     B.   Have and deficiencies occurred?  NO.
                   Date:
                   Amount:

     C.   Item 1: Legal Proceedings:  NONE

     D.   Item 2: Changes in Securities:   NONE

     E.   Item 4: Submission of Matters to a Vote of
          Certificateholders:  NONE

     F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
     Exhibit No.

   1.    Monthly Distribution Report Dated         25-Apr-02


Credit Suisse First Boston Mortgage Securities Corp Mortgage-Backed Pass-Through
 Certificates, Series 2002-HE1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:        25-Apr-02

DISTRIBUTION SUMMARY


       Beginning                       Prin       Ending
Class   Balance       Principal        Loss       Balance
A-1    197,063,044       2,857,216          N/A 194,205,828
A-2    136,260,415       2,058,444          N/A 134,201,971
A-IO   284,991,558               0          N/A 280,788,669
M-1     26,000,000               0           0   26,000,000
M-2     19,000,000               0           0   19,000,000
B       15,000,000               0           0   15,000,000
X      394,048,161               0          N/A 389,782,000
R                0               0          N/A           0
Total  393,323,459       4,915,659           0  388,407,800



                                   Current Period
                          Interest Pass-Through
Class     Interest      Shortfall         Rate
  A-1      380,961               0     2.24500%
  A-2      266,351               0     2.27000%
 A-IO    1,550,829               0     6.10000%
  M-1       68,286               0     3.05000%
  M-2       61,354               0     3.75000%
    B       61,354               0     4.75000%
    X            0               0
    R            0               0     2.27000%
Total    2,389,135               0

AMOUNTS PER $1,000 UNIT
                                                   Interest
                                               Carry-forward         Ending
ClassCusip                    Prin         Int       Amount         Balance
A-1  22540V UF 7         14.286080    1.904806     0.000000      971.029142
A-2  22540V UG 5         14.703168    1.902509     0.000000      958.585510
A-IO 22540V UH 3          0.000000    5.334808     0.000000      965.905294
M-1  22540V UK 6          0.000000    2.626389     0.000000     1000.000000
M-2  22540V UL 4          0.000000    3.229167     0.000000     1000.000000
B    22540V UM 2          0.000000    4.090278     0.000000     1000.000000
X    22540V UN 0          0.000000    0.000000     0.000000      974.454878
R    22540V UJ 9          0.000000    0.000000     0.000000        0.000000

                                       Group 1      Group 2           Total
Principal Distributions:
Beginning Balance                  208,112,195  161,227,456     369,339,650
     Scheduled Principal               112,593      108,985         221,579
     Prepays (Includes Curtail)      2,366,029    1,677,479       4,043,508
     Net Liquidation Proceeds                0            0               0
     Loan Purchase Prices                    0            0               0
     Total Principal Remit           2,478,622    1,786,465       4,265,087
     Net Realized Losses                     0            0               0
Ending Balance                     205,633,572  159,440,991     365,074,563
Count                                    1,790        1,313           3,103

Prefunding Account:
Beginning Balance                   24,708,511            0      24,708,511
Subsequent Transfer                          0            0               0
Add to avail cert prin                   1,074            0           1,074
Ending Balance                      24,707,437            0      24,707,437

Ending Collateral Balance          230,341,009  159,440,991     389,782,000
Ending OC Amount                                                  1,374,200

Interest Distributions:
Sched Int (Net of Serv Fee)          1,586,015    1,204,127       2,790,142
Cap Int Account withdrawals            169,961            0         169,961
Less Relief Act Int Short                    0            0               0
                                     1,755,976    1,204,127       2,960,103
Capitalized Interest Account:
Beginning Balance                      171,564            0         171,564
plus: Investment Income                      0            0               0
less: Cap Int Requirement              169,961            0         169,961
less: Withdraw Overfunded Int            1,603            0           1,603
Ending Balance                              (0)           0              (0)



Servicing Fee                           86,713       67,178         153,891
Trustee Fee                                867          672           1,539
Credit Risk Manager Fee                  3,035        2,351           5,386
FSA Premium                              9,853        6,813          16,666


Current  Advances                    1,529,343    1,073,872       2,603,215
Outstanding  Advances                2,379,645    1,318,039       3,697,685

Delinquency Information

     30-59 days delinq             60-89 days delinq
Grp      Count                 Bal    Count             Bal
1         282           34,354,958      3           363,745
2         48             4,859,487      5           386,730
Total     330           39,214,445      8           750,476
*Note:  The above statistics do not include loans in Fore., Bank., or REO .

     90+ days delq
Grp      Count                 Bal
1          4               502,121
2          6               922,735
Total     10             1,424,856
*Note:  The above statistics do not include loans in Fore., Bank., or REO .


     Foreclosure                   Bankruptcy
Grp      Count              Balance   Count          Balance
1          4               576,034      7           571,695
2          4               626,344      0                 0
Total      8             1,202,377      7           571,695

                               REO
Grp      Count              BalanceMarket Value
1        0.00                 0.00        0.00
2        0.00                 0.00        0.00
Total    0.00                 0.00        0.00


Number of Loans for which Prepayment Premiums were collected             24
Current Amount of Prepayment Premiums                               102,121


Current Delinquency Rate (60+ Days)                                  1.0818%
Rolling Three Month Delinquency Rate (60+ Days)                      0.6593%


Realized Losses incurred during the related Due Period                    0
Cumulative Realized Losses since Startup Day                              0


Weighted Average Term to Maturity of Mortgage Loans                      343
Weighted Average Gross Coupon of Mortgage Loans                      9.5653%


Insured Payment on Class As                                               0

Net Excess Spread                                                    1.9141%


Net Wac                                                              9.0428%


Basis Risk Reserve Account Balance                                    5,000


Senior Enhancement Percentage                                       15.7458%


Principal Balance of Loans Repurchased                                    0

Trigger Event Occurred                                                    NO

Principal Balance of Liquidated Loans                                     0



     SIGNATURES
        Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp Mortgage Pass-Through
 Certificates, Series 2002-HE1


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA